Exhibit (a)(1)(F)

United States

WITHDRAWAL OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

COMPLETE AND RETURN THIS FORM ONLY IF YOU HAVE CHANGED YOUR MIND AND YOU DO NOT WANT TO EXCHANGE SOME OR ALL OF YOUR ELIGIBLE OPTIONS.

You previously received (1) a copy of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) an election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country; and (6) this withdrawal form (and its accompanying instructions).  You signed and returned the election form, in which you voluntarily elected to ACCEPT Sanmina-SCI’s offer to exchange some or all of your eligible options.  You should submit this form ONLY if you now wish to voluntarily change that election and REJECT Sanmina-SCI’s offer to exchange some or all of your eligible options.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

To withdraw your election to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Richard Edde, our Senior Stock Administrator, at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

Only documents that are complete, signed and actually received by Richard Edde by the deadline will be accepted.

You should note that if you withdraw your acceptance of the offer with respect to all of your eligible options, you will not receive any new options pursuant to the offer in replacement for the withdrawn options.  You will keep all of the options that you withdraw.  These options will continue to be governed by the stock option plans under which they were granted, and by the existing option agreements between you and Sanmina-SCI.

You may voluntarily change this withdrawal, and again elect to exchange some or all of your eligible options by submitting via facsimile or intercompany delivery a new election form to Richard Edde by 9:00 p.m., California time, on August 27, 2007.

WITHDRAWAL FORM

Please check the appropriate box:

☐            I wish to withdraw my election to exchange and instead REJECT the offer to exchange all of my options.  I do not wish to exchange any options.

OR

☐            I wish to withdraw my election to exchange options as to my eligible options listed below (please list).  Any options previously elected to be exchanged by me but not withdrawn below will remain elected for exchange in the offer.  I do not wish to exchange these listed options:

Option Number	Grant Date

Please sign this withdrawal form and print your name exactly as it appears on the election form.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO RICHARD EDDE NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON AUGUST 27, 2007.

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Delivery of Withdrawal Form.

A properly completed and signed copy of this withdrawal form must be sent via facsimile or intercompany delivery and received by 9:00 p.m., California time, on August 27, 2007 by Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

If Sanmina-SCI extends the offer, the completed withdrawal form must be received by Richard Edde.

The delivery of all required documents, including withdrawal forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Richard Edde by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form August 27, 2007.

Although by submitting a withdrawal form you have withdrawn some or all of your previously tendered options from the offer, you may change your mind and re-elect to exchange some or all of the withdrawn options until the expiration of the offer.  You should note that you may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.  Tenders to re-elect to exchange options may be made at any time before the expiration date.  If Sanmina-SCI extends the offer beyond that time, you may re-tender your options at any time until the extended expiration of the offer.

To re-elect to tender the withdrawn options, you must send via facsimile or intercompany delivery a later dated and signed election form with the required information by 9:00 p.m., California time, on August 27, 2007 to Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

Your options will not be properly tendered for purposes of the offer unless the withdrawn options are properly re-tendered for exchange before the expiration date by delivery of a new election form following the procedures described in the instructions to the election form.  This new election form must be signed and dated after your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election or withdrawal form received by us prior to the expiration date.

Although it is our intent to send you an e-mail or other confirmation of receipt of this withdrawal form, by signing this withdrawal form, you waive any right to receive any notice of the withdrawal of the tender of your options.

2.             Signatures on this Withdrawal Form.

If this withdrawal form is signed by the holder of the eligible options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this withdrawal form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this withdrawal form.

3.             Other Information on this Withdrawal Form.

In addition to signing this withdrawal form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

4.             Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange, the election form or this withdrawal form may be directed to Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

Copies will be furnished promptly at Sanmina-SCI’s expense.

5.             Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any withdrawal forms.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any withdrawal forms that we determine are not in appropriate form or that we determine are unlawful to accept.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any withdrawal form or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No withdrawal of options will be deemed to have been properly made until all defects or irregularities have been cured by the withdrawing option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The withdrawal form together with all other required documents must be received by Richard Edde on or before the expiration date.

6.             Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, date July 30, 2007, and the summary of the option exchange program before deciding to participate in, or withdraw from, the offer.

7.             Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

Europe

WITHDRAWAL OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

COMPLETE AND RETURN THIS FORM ONLY IF YOU HAVE CHANGED YOUR MIND AND YOU DO NOT WANT TO EXCHANGE SOME OR ALL OF YOUR ELIGIBLE OPTIONS.

You previously received (1) a copy of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) an election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country; and (6) this withdrawal form (and its accompanying instructions).  You signed and returned the election form, in which you voluntarily elected to ACCEPT Sanmina-SCI’s offer to exchange some or all of your eligible options.  You should submit this form ONLY if you now wish to voluntarily change that election and REJECT Sanmina-SCI’s offer to exchange some or all of your eligible options.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

To withdraw your election to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

Only documents that are complete, signed and actually received by Annie Russell by the deadline will be accepted.

You should note that if you withdraw your acceptance of the offer with respect to all of your eligible options, you will not receive any new options pursuant to the offer in replacement for the withdrawn options.  You will keep all of the options that you withdraw.  These options will continue to be governed by the stock option plans under which they were granted, and by the existing option agreements between you and Sanmina-SCI.

You may voluntarily change this withdrawal, and again elect to exchange some or all of your eligible options by submitting via facsimile or intercompany delivery a new election form to Annie Russell by 9:00 p.m., California time, on August 27, 2007.

WITHDRAWAL FORM

Please check the appropriate box:

☐                                   I wish to withdraw my election to exchange and instead REJECT the offer to exchange all of my options.  I do not wish to exchange any options.

OR

☐                                    I wish to withdraw my election to exchange options as to my eligible options listed below (please list).  Any options previously elected to be exchanged by me but not withdrawn below will remain elected for exchange in the offer.  I do not wish to exchange these listed options:

Option Number	Grant Date

Please sign this withdrawal form and print your name exactly as it appears on the election form.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO ANNIE RUSSELL NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON AUGUST 27, 2007.

2

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Withdrawal Form.

A properly completed and signed copy of this withdrawal form must be sent via facsimile or intercompany delivery and received by 9:00 p.m., California time, on August 27, 2007 by Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

If Sanmina-SCI extends the offer, the completed withdrawal form must be received by Annie Russell by the date and time of the extended expiration of the offer.

The delivery of all required documents, including withdrawal forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Annie Russel by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or or other form of communication within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form August 27, 2007.

Although by submitting a withdrawal form you have withdrawn some or all of your previously tendered options from the offer, you may change your mind and re-elect to exchange some or all of the withdrawn options until the expiration of the offer.  You should note that you may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.  Tenders to re-elect to exchange options may be made at any time before the expiration date.  If Sanmina-SCI extends the offer beyond that time, you may re-tender your options at any time until the extended expiration of the offer.

To re-elect to tender the withdrawn options, you must send via facsimile or intercompany delivery a later dated and signed election form with the required information by 9:00 p.m., California time, on August 27, 2007 to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

Your options will not be properly tendered for purposes of the offer unless the withdrawn options are properly re-tendered for exchange before the expiration date by delivery of a new election form following the procedures described in the instructions to the election form.  This new election form must be signed and dated after your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election or withdrawal form received by us prior to the expiration date.

Although it is our intent to send you an e-mail or other confirmation of receipt of this withdrawal form, by signing this withdrawal form, you waive any right to receive any notice of the withdrawal of the tender of your options.

3

2.                                      Signatures on this Withdrawal Form.

If this withdrawal form is signed by the holder of the eligible options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this withdrawal form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this withdrawal form.

3.                                      Other Information on this Withdrawal Form.

In addition to signing this withdrawal form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

4.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange, the election form or this withdrawal form may be directed to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

Copies will be furnished promptly at Sanmina-SCI’s expense.

5.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any withdrawal forms.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any withdrawal forms that we determine are not in appropriate form or that we determine are unlawful to accept.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any withdrawal form or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No withdrawal of options will be deemed to have been properly made until all defects or irregularities have been cured by the withdrawing option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The withdrawal form together with all other required documents must be received by Annie Russell on or before the expiration date.

6.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, date July 30, 2007, and the summary of the option exchange program before deciding to participate in, or withdraw from, the offer.

7.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

4

Canada

WITHDRAWAL OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

COMPLETE AND RETURN THIS FORM ONLY IF YOU HAVE CHANGED YOUR MIND AND YOU DO NOT WANT TO EXCHANGE SOME OR ALL OF YOUR ELIGIBLE OPTIONS.

You previously received (1) a copy of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) an election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country; and (6) this withdrawal form (and its accompanying instructions).  You signed and returned the election form, in which you voluntarily elected to ACCEPT Sanmina-SCI’s offer to exchange some or all of your eligible options.  You should submit this form ONLY if you now wish to voluntarily change that election and REJECT Sanmina-SCI’s offer to exchange some or all of your eligible options.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

To withdraw your election to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

Only documents that are complete, signed and actually received by Sophie Grenache by the deadline will be accepted.

You should note that if you withdraw your acceptance of the offer with respect to all of your eligible options, you will not receive any new options pursuant to the offer in replacement for the withdrawn options.  You will keep all of the options that you withdraw.  These options will continue to be governed by the stock option plans under which they were granted, and by the existing option agreements between you and Sanmina-SCI.

You may voluntarily change this withdrawal, and again elect to exchange some or all of your eligible options by submitting via facsimile or intercompany delivery a new election form to Sophie Grenache by 9:00 p.m., California time, on August 27, 2007.

WITHDRAWAL FORM

Please check the appropriate box:

☐                                   I wish to withdraw my election to exchange and instead REJECT the offer to exchange all of my options.  I do not wish to exchange any options.

OR

☐                                   I wish to withdraw my election to exchange options as to my eligible options listed below (please list).  Any options previously elected to be exchanged by me but not withdrawn below will remain elected for exchange in the offer.  I do not wish to exchange these listed options:

Option Number	Grant Date

Please sign this withdrawal form and print your name exactly as it appears on the election form.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO SOPHIE GRENACHE NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON AUGUST 27, 2007.

2

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Withdrawal Form.

A properly completed and signed copy of this withdrawal form must be sent via facsimile or intercompany delivery and received by 9:00 p.m., California time, on August 27, 2007 by Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

If Sanmina-SCI extends the offer, the completed withdrawal form must be received by Sophie Grenache by the date and time of the extended expiration of the offer.

The delivery of all required documents, including withdrawal forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Sophie Grenache by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form August 27, 2007.

Although by submitting a withdrawal form you have withdrawn some or all of your previously tendered options from the offer, you may change your mind and re-elect to exchange some or all of the withdrawn options until the expiration of the offer.  You should note that you may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.  Tenders to re-elect to exchange options may be made at any time before the expiration date.  If Sanmina-SCI extends the offer beyond that time, you may re-tender your options at any time until the extended expiration of the offer.

To re-elect to tender the withdrawn options, you must send via facsimile or intercompany delivery a later dated and signed election form with the required information by 9:00 p.m., California time, on August 27, 2007 to Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

 Your options will not be properly tendered for purposes of the offer unless the withdrawn options are properly re-tendered for exchange before the expiration date by delivery of a new election form following the procedures described in the instructions to the election form.  This new election form must be signed and dated after your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election or withdrawal form received by us prior to the expiration date.

Although it is our intent to send you an e-mail or other confirmation of receipt of this withdrawal form, by signing this withdrawal form, you waive any right to receive any notice of the withdrawal of the tender of your options.

3

2.                                      Signatures on this Withdrawal Form.

If this withdrawal form is signed by the holder of the eligible options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this withdrawal form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this withdrawal form.

3.                                      Other Information on this Withdrawal Form.

In addition to signing this withdrawal form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

4.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange, the election form or this withdrawal form may be directed to Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

 Copies will be furnished promptly at Sanmina-SCI’s expense.

5.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any withdrawal forms.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any withdrawal forms that we determine are not in appropriate form or that we determine are unlawful to accept.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any withdrawal form or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No withdrawal of options will be deemed to have been properly made until all defects or irregularities have been cured by the withdrawing option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The withdrawal form together with all other required documents must be received by Sophie Grenache on or before the expiration date.

6.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, date July 30, 2007, and the summary of the option exchange program before deciding to participate in, or withdraw from, the offer.

7.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

4

Hong Kong

WITHDRAWAL OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

COMPLETE AND RETURN THIS FORM ONLY IF YOU HAVE CHANGED YOUR MIND AND YOU DO NOT WANT TO EXCHANGE SOME OR ALL OF YOUR ELIGIBLE OPTIONS.

You previously received (1) a copy of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) an election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country; and (6) this withdrawal form (and its accompanying instructions).  You signed and returned the election form, in which you voluntarily elected to ACCEPT Sanmina-SCI’s offer to exchange some or all of your eligible options.  You should submit this form ONLY if you now wish to voluntarily change that election and REJECT Sanmina-SCI’s offer to exchange some or all of your eligible options.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

To withdraw your election to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

Only documents that are complete, signed and actually received by Miranda Lai by the deadline will be accepted.

You should note that if you withdraw your acceptance of the offer with respect to all of your eligible options, you will not receive any new options pursuant to the offer in replacement for the withdrawn options.  You will keep all of the options that you withdraw.  These options will continue to be governed by the stock option plans under which they were granted, and by the existing option agreements between you and Sanmina-SCI.

You may voluntarily change this withdrawal, and again elect to exchange some or all of your eligible options by submitting via facsimile or intercompany delivery a new election form to Miranda Lai by 9:00 p.m., California time, on August 27, 2007.

WITHDRAWAL FORM

Please check the appropriate box:

☐                                   I wish to withdraw my election to exchange and instead REJECT the offer to exchange all of my options.  I do not wish to exchange any options.

OR

☐                                    I wish to withdraw my election to exchange options as to my eligible options listed below (please list).  Any options previously elected to be exchanged by me but not withdrawn below will remain elected for exchange in the offer.  I do not wish to exchange these listed options:

Option Number	Grant Date

Please sign this withdrawal form and print your name exactly as it appears on the election form.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO MIRANDA LAI NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON AUGUST 27, 2007.

2

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Withdrawal Form.

A properly completed and signed copy of this withdrawal form must be sent via facsimile or intercompany delivery and received by 9:00 p.m., California time, on August 27, 2007 by Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

If Sanmina-SCI extends the offer, the completed withdrawal form must be received by Miranda Lai by the date and time of the extended expiration of the offer.

The delivery of all required documents, including withdrawal forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Miranda Lai by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form August 27, 2007.

Although by submitting a withdrawal form you have withdrawn some or all of your previously tendered options from the offer, you may change your mind and re-elect to exchange some or all of the withdrawn options until the expiration of the offer.  You should note that you may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.  Tenders to re-elect to exchange options may be made at any time before the expiration date.  If Sanmina-SCI extends the offer beyond that time, you may re-tender your options at any time until the extended expiration of the offer.

To re-elect to tender the withdrawn options, you must send via facsimile or intercompany delivery a later dated and signed election form with the required information by 9:00 p.m., California time, on August 27, 2007 to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

 Your options will not be properly tendered for purposes of the offer unless the withdrawn options are properly re-tendered for exchange before the expiration date by delivery of a new election form following the procedures described in the instructions to the election form.  This new election form must be signed and dated after your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election or withdrawal form received by us prior to the expiration date.

Although it is our intent to send you an e-mail or other confirmation of receipt of this withdrawal form, by signing this withdrawal form, you waive any right to receive any notice of the withdrawal of the tender of your options.

3

2.                                      Signatures on this Withdrawal Form.

If this withdrawal form is signed by the holder of the eligible options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this withdrawal form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this withdrawal form.

3.                                      Other Information on this Withdrawal Form.

In addition to signing this withdrawal form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

4.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange, the election form or this withdrawal form may be directed to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

 Copies will be furnished promptly at Sanmina-SCI’s expense.

5.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any withdrawal forms.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any withdrawal forms that we determine are not in appropriate form or that we determine are unlawful to accept.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any withdrawal form or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No withdrawal of options will be deemed to have been properly made until all defects or irregularities have been cured by the withdrawing option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The withdrawal form together with all other required documents must be received by Miranda Lai on or before the expiration date.

6.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, date July 30, 2007, and the summary of the option exchange program before deciding to participate in, or withdraw from, the offer.

7.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

4

Malaysia / Singapore

WITHDRAWAL OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

COMPLETE AND RETURN THIS FORM ONLY IF YOU HAVE CHANGED YOUR MIND AND YOU DO NOT WANT TO EXCHANGE SOME OR ALL OF YOUR ELIGIBLE OPTIONS.

You previously received (1) a copy of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) an election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country; and (6) this withdrawal form (and its accompanying instructions).  You signed and returned the election form, in which you voluntarily elected to ACCEPT Sanmina-SCI’s offer to exchange some or all of your eligible options.  You should submit this form ONLY if you now wish to voluntarily change that election and REJECT Sanmina-SCI’s offer to exchange some or all of your eligible options.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

To withdraw your election to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

Only documents that are complete, signed and actually received by Helen Ng by the deadline will be accepted.

You should note that if you withdraw your acceptance of the offer with respect to all of your eligible options, you will not receive any new options pursuant to the offer in replacement for the withdrawn options.  You will keep all of the options that you withdraw.  These options will continue to be governed by the stock option plans under which they were granted, and by the existing option agreements between you and Sanmina-SCI.

You may voluntarily change this withdrawal, and again elect to exchange some or all of your eligible options by submitting via facsimile or intercompany delivery a new election form to Helen Ng by 9:00 p.m., California time, on August 27, 2007.

WITHDRAWAL FORM

Please check the appropriate box:

☐                                   I wish to withdraw my election to exchange and instead REJECT the offer to exchange all of my options.  I do not wish to exchange any options.

OR

☐                                    I wish to withdraw my election to exchange options as to my eligible options listed below (please list).  Any options previously elected to be exchanged by me but not withdrawn below will remain elected for exchange in the offer.  I do not wish to exchange these listed options:

Option Number	Grant Date

Please sign this withdrawal form and print your name exactly as it appears on the election form.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO HELEN NG NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON AUGUST 27, 2007.

2

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Withdrawal Form.

A properly completed and signed copy of this withdrawal form must be sent via facsimile or intercompany delivery and received by 9:00 p.m., California time, on August 27, 2007 by Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

If Sanmina-SCI extends the offer, the completed withdrawal form must be received by Helen Ng by the date and time of the extended expiration of the offer.

The delivery of all required documents, including withdrawal forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Helen Ng by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form August 27, 2007.

Although by submitting a withdrawal form you have withdrawn some or all of your previously tendered options from the offer, you may change your mind and re-elect to exchange some or all of the withdrawn options until the expiration of the offer.  You should note that you may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.  Tenders to re-elect to exchange options may be made at any time before the expiration date.  If Sanmina-SCI extends the offer beyond that time, you may re-tender your options at any time until the extended expiration of the offer.

To re-elect to tender the withdrawn options, you must send via facsimile or intercompany delivery a later dated and signed election form with the required information by 9:00 p.m., California time, on August 27, 2007 to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

 Your options will not be properly tendered for purposes of the offer unless the withdrawn options are properly re-tendered for exchange before the expiration date by delivery of a new election form following the procedures described in the instructions to the election form.  This new election form must be signed and dated after your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election or withdrawal form received by us prior to the expiration date.

Although it is our intent to send you an e-mail or other confirmation of receipt of this withdrawal form, by signing this withdrawal form, you waive any right to receive any notice of the withdrawal of the tender of your options.

3

2.                                      Signatures on this Withdrawal Form.

If this withdrawal form is signed by the holder of the eligible options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this withdrawal form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this withdrawal form.

3.                                      Other Information on this Withdrawal Form.

In addition to signing this withdrawal form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

4.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange, the election form or this withdrawal form may be directed to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

 Copies will be furnished promptly at Sanmina-SCI’s expense.

5.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any withdrawal forms.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any withdrawal forms that we determine are not in appropriate form or that we determine are unlawful to accept.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any withdrawal form or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No withdrawal of options will be deemed to have been properly made until all defects or irregularities have been cured by the withdrawing option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The withdrawal form together with all other required documents must be received by Helen Ng on or before the expiration date.

6.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, date July 30, 2007, and the summary of the option exchange program before deciding to participate in, or withdraw from, the offer.

7.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

4

Mexico

WITHDRAWAL OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

COMPLETE AND RETURN THIS FORM ONLY IF YOU HAVE CHANGED YOUR MIND AND YOU DO NOT WANT TO EXCHANGE SOME OR ALL OF YOUR ELIGIBLE OPTIONS.

You previously received (1) a copy of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) an election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country; and (6) this withdrawal form (and its accompanying instructions).  You signed and returned the election form, in which you voluntarily elected to ACCEPT Sanmina-SCI’s offer to exchange some or all of your eligible options.  You should submit this form ONLY if you now wish to voluntarily change that election and REJECT Sanmina-SCI’s offer to exchange some or all of your eligible options.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

To withdraw your election to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Only documents that are complete, signed and actually received by Veronica Tunas by the deadline will be accepted.

You should note that if you withdraw your acceptance of the offer with respect to all of your eligible options, you will not receive any new options pursuant to the offer in replacement for the withdrawn options.  You will keep all of the options that you withdraw.  These options will continue to be governed by the stock option plans under which they were granted, and by the existing option agreements between you and Sanmina-SCI.

You may voluntarily change this withdrawal, and again elect to exchange some or all of your eligible options by submitting via facsimile or intercompany delivery a new election form to Veronica Tunas by 9:00 p.m., California time, on August 27, 2007.

WITHDRAWAL FORM

Please check the appropriate box:

☐                                   I wish to withdraw my election to exchange and instead REJECT the offer to exchange all of my options.  I do not wish to exchange any options.

OR

☐                                    I wish to withdraw my election to exchange options as to my eligible options listed below (please list).  Any options previously elected to be exchanged by me but not withdrawn below will remain elected for exchange in the offer.  I do not wish to exchange these listed options:

Option Number	Grant Date

Please sign this withdrawal form and print your name exactly as it appears on the election form.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO VERONICA TUNAS NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON AUGUST 27, 2007.

2

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Withdrawal Form.

A properly completed and signed copy of this withdrawal form must be sent via facsimile or intercompany delivery and received by 9:00 p.m., California time, on August 27, 2007 by Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

If Sanmina-SCI extends the offer, the completed withdrawal form must be received by Veronica Tunas by the date and time of the extended expiration of the offer.

The delivery of all required documents, including withdrawal forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Veronica Tunas by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other form of communication, you must confirm that we have received your election form and/or any withdrawal form August 27, 2007.

Although by submitting a withdrawal form you have withdrawn some or all of your previously tendered options from the offer, you may change your mind and re-elect to exchange some or all of the withdrawn options until the expiration of the offer.  You should note that you may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.  Tenders to re-elect to exchange options may be made at any time before the expiration date.  If Sanmina-SCI extends the offer beyond that time, you may re-tender your options at any time until the extended expiration of the offer.

To re-elect to tender the withdrawn options, you must send via facsimile or intercompany delivery a later dated and signed election form with the required information by 9:00 p.m., California time, on August 27, 2007 to Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

 Your options will not be properly tendered for purposes of the offer unless the withdrawn options are properly re-tendered for exchange before the expiration date by delivery of a new election form following the procedures described in the instructions to the election form.  This new election form must be signed and dated after your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election or withdrawal form received by us prior to the expiration date.

Although it is our intent to send you an e-mail or other confirmation of receipt of this withdrawal form, by signing this withdrawal form, you waive any right to receive any notice of the withdrawal of the tender of your options.

3

2.                                      Signatures on this Withdrawal Form.

If this withdrawal form is signed by the holder of the eligible options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this withdrawal form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this withdrawal form.

3.                                      Other Information on this Withdrawal Form.

In addition to signing this withdrawal form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

4.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange, the election form or this withdrawal form may be directed to Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

 Copies will be furnished promptly at Sanmina-SCI’s expense.

5.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any withdrawal forms.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any withdrawal forms that we determine are not in appropriate form or that we determine are unlawful to accept.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any withdrawal form or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No withdrawal of options will be deemed to have been properly made until all defects or irregularities have been cured by the withdrawing option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The withdrawal form together with all other required documents must be received by Veronica Tunas on or before the expiration date.

6.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, date July 30, 2007, and the summary of the option exchange program before deciding to participate in, or withdraw from, the offer.

7.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

4

Withdrawal Form
Hungary

Európa

ALKALMAS OPCIÓK VISSZAVONÁSA

SANMINA-SCI CORPORATION
AJÁNLAT BIZONYOS FENNÁLLÓ OPCIÓK ÚJ OPCIÓKRA TÖRTÉNŐ CSERÉJÉRE

VISSZAVONÁSI NYILATKOZAT

JELEN NYILATKOZATOT CSAK ABBAN AZ ESETBEN TÖLTSE KIS ÉS KÜLDJE VISSZA, HA UTÓBB MÉGSEM KÍVÁNJA AZ ALKALMAS OPCIÓIT VAGY AZOKNAK EGY RÉSZÉT CSERÉRE FELAJÁNLANI

Ön korábban megkapta (1) a Bizonyos Fennálló Opciók Új Opciókra történő Cseréjére vonatkozó Ajánlat („Csereajánlat”) egy példányát; (2) Jura Sola 2007. július 30-án kelt tájékoztatóját; (3) az opciós csereprogram összefoglalóját; (4) az igénylő lapot (és a mellékelt instrukciókat); (5) az Ön országára vonatkozó, Összefoglaló az Opciós Csereprogram és Új Opciók Kibocsátásának Adójogi Vonzatairól címet viselő anyagot; valamint (6) a jelen visszavonási nyilatkozatot (és a mellékelt instrukciókat). Ön aláírta és visszaküldte az igénylő lapot, amelyben önkéntesen úgy határozott, hogy ELFOGADJA a Sanmina-SCI által az alkalmas opciók cseréjére vonatkozó ajánlatát valamennyi opcióra vagy az opciók egy részére nézve. A jelen nyilatkozatot KIZÁRÓLAG abban az esetben küldje vissza, ha saját akaratából úgy dönt, hogy a korábbi döntését megváltoztatva VISSZA KÍVÁNJA UTASÍTANI a Sanmina-SCI alkalmas opciók cseréjére vonatkozó ajánlatát. KÉRJÜK, KÖVESSE A JELEN NYOMTATVÁNYHOZ MELLÉKELT UTASÍTÁSOKAT.

Annak érdekében, hogy a cserére felajánlott valamennyi opcióját vagy azok egy részét visszavonja, kérjük, hogy egy csatolt visszavonási nyilatkozatot kitöltve, aláírva és keltezéssel ellátva, fax vagy a vállalati belső posta útján küldje el Annie Russell részére legkésőbb 2007. augusztus 27-én kaliforniai idő szerint 21 óráig az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

 Kizárólag a hiánytalanul kitöltött, aláírt és Annie Russell által a határidő letelte előtt ténylegesen kézhez vett dokumentumok fogadhatóak el. Kérjük, vegye figyelembe, hogy amennyiben az ajánlat elfogadását az összes alkalmas opciójára tekintettel visszavonja, a visszavont opciók helyett nem kap új opciókat. Ebben az esetben valamennyi visszavont opcióját megtartja. Ezekre az opciókra továbbra is az Ön és a Sanmina-SCI között létrejött és hatályban lévő opciós szerződések, valamint azoknak a részvény opciós terveknek a rendelkezései lesznek irányadóak, amelyek keretében az opciók kibocsátásra kerültek.

Amennyiben Ön a saját akaratából meg kívánja változtatni a jelen visszavonásra vonatkozó nyilatkozatát és az alkalmas opciók vagy azok egy részének a cserére történő felajánlása mellett dönt, egy újabb igénylő lapot kell fax vagy a vállalati belső posta útján legkésőbb 2007. augusztus 27-én, kaliforniai idő szerint 21 óráig Annie Russell részére elküldenie.

VISSZAVONÁSI NYILATKOZAT

Kérjük, hogy a megfelelő négyzetet jelölje be:

☐                                   Vissza kívánom vonni az opciók cseréjére vonatkozó döntésemet, és valamennyi opciómra nézve VISSZAUTASÍTOM a cserére történt felajánlásomat. Egyetlen opciót sem kívánok becserélni.

VAGY

☐                                    Vissza kívánom vonni az opciók cseréjére vonatkozó döntésemet az alábbiakban felsorolt alkalmas opciókra nézve (kérjük, sorolja fel az opciókat). Valamennyi, korábban cserére felajánlott opció, amely az alábbiak szerint nem kerül visszavonásra, továbbra is cserére felajánlott opciónak minősül. Az alábbi opciókat nem kívánom cserére felajánlani:

Opció száma	A kibocsátás időpontja

Kérjük, hogy a jelen visszavonási nyilatkozatot írja alá és nyomtatott betűkkel jelölje a nevét pontosan úgy, ahogy az az igénylő lapon feltüntetetésre került.

Munkavállaló aláírása

Munkavállaló neve (nyomtatott betűkkel)	Munkavállaló száma

Dátum	E-Mail cím

KÉRJÜK, KÜLDJE EL ANNIE RUSSELL RÉSZÉRE LEGKÉSŐBB 2007. AUGUSZTUS 27-ÉN KALIFORNIAI IDŐ SZERINT 21 ÓRÁIG.

2

SANMINA-SCI

AJÁNLAT BIZONYOS FENNÁLLÓ OPCIÓK ÚJ OPCIÓKRA TÖRTÉNŐ CSERÉJÉRE

INSTRUKCIÓK A VISSZAVONÁSI NYILATKOZATHOZ

AZ AJÁNLAT RENDELKEZÉSEINEK ÉS FELTÉTELEINEK A RÉSZÉT KÉPEZI

1.                                      A visszavonási nyilatkozat kézbesítése

A megfelelően kitöltött és aláírt visszavonási nyilatkozatot fax vagy a vállalati belső posta útján kell legkésőbb 2007. augusztus 27-én, kaliforniai idő szerint 21 óráig kell elküldenie Annie Russell részére az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

Amennyiben a Sanmina-SCI meghosszabbítja az ajánlati időt, úgy a visszavonási nyilatkozatot a meghosszabbítás időpontjáig kell Annie Russell részére megküldeni.

Az összes dokumentum elküldése, ideértve az igénylő lapot, az Ön saját felelősségére történik. A kézbesítés csak akkor tekinthető megtörténtnek, ha a Sanmina-SCI azokat ténylegesen kézhez kapta. Mindenféleképpen hagyjon elegendő időt arra, hogy a határidőben történő kézbesítés biztosítva legyen. Kizárólag a hiánytalanul kitöltött, aláírt és Annie Russell által a határidő letelte előtt ténylegesen kézhez vett dokumentumok fogadhatóak el. Szándékunkban áll, hogy az igénylő lap és/vagy az esetleges visszavonási nyilatkozat kézhezvételét a kézhezvételtől számított négy (4) USA munkanapon belül e-mail üzenet vagy egyéb kommunikációs eszköz útján visszaigazoljuk. Amennyiben ilyen e-mail üzenetet vagy egyéb visszaigazolást nem kap, úgy Önnek kell igazolnia az igénylő lap és/vagy bármilyen visszavonási nyilatkozat általunk legkésőbb 2007. augusztus 27-én, kaliforniai idő szerint 21 óráig történt kézhezvételét.

Annak ellenére, hogy a jelen visszavonási nyilatkozat benyújtásával a korábban cserére felajánlott opciókat vagy azok egy részét visszavonta, lehetősége van arra, hogy ezt a döntését megváltoztassa és néhány, vagy valamennyi opciót cserére újból felajánljon az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően. Kérjük, vegye figyelembe, hogy a visszavonás érvénytelenítésére nincs lehetőség, és az előzőleg felajánlott, de később visszavont alkalmas opciók felajánlását kizárólag abban az esetben tekintjük a jelen ajánlat megfelelő elfogadásának, ha az opciókat ismételten megfelelően felajánlja az ajánlat elfogadására nyitva álló időtartamon belül. Az opciók cserére történő ismételt felajánlására az ajánlati idő leteltét megelőzően bármikor sor kerülhet. Amennyiben az ajánlat elfogadására nyitva álló időtartam a Sanmina-SCI által meghosszabbításra kerül, az ismételt felajánlásra vonatkozó jogát a meghosszabbított időtartamon belül bármikor gyakorolhatja.

A visszavont opciók vagy azok egy része ismételt cserére való felajánlása érdekében egy újabb, aláírással és későbbi dátummal ellátott igénylő lapot kell fax vagy a vállalati belső posta útján Annie Russell részére elküldenie a szükséges információkkal együtt legkésőbb 2007. augusztus 27-én, kaliforniai idő szerint 21 óráig az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

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A korábban visszavont opciók csak akkor minősülnek megfelelően felajánlott opcióknak, ha a korábban visszavont opciók az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően megfelelően felajánlásra kerülnek egy újabb igénylő lap elküldésével, az igénylő laphoz csatolt instrukcióknak megfelelően. Ezen újabb igénylő lapot az eredeti igénylő lap, illetve valamennyi visszavonási nyilatkozat benyújtását követően kell aláírni és keltezni. A fentiek szerint megfelelően kitöltött, aláírt és keltezéssel ellátott új igénylő lap kézhez vételével valamennyi korábban elküldött igénylő lapot és visszavonási nyilatkozatot érvénytelennek tekintünk, és az új igénylő lap valamennyi korábban elküldött igénylő lap és visszavonási nyilatkozat helyébe lép. Önre nézve az a feltételeknek megfelelően benyújtott igénylő lap vagy visszavonási nyilatkozat fog kötelező erővel bírni, amely az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően utoljára érkezik be hozzánk.

Jóllehet szándékunkban áll a jelen visszavonási nyilatkozat beérkezésének igazolásáról Önnek e-mail üzenetet vagy egyéb visszaigazolást küldeni, a jelen visszavonási nyilatkozat aláírásával Ön lemond arról a jogáról, hogy visszaigazolást kapjon az Ön által cserére felajánlott opciókra vonatkozó visszavonási nyilatkozata kézhez vételéről.

2.                                      A jelen visszavonási nyilatkozat aláírása

Amennyiben a jelen visszavonási nyilatkozatot az opció jogosultja írja alá, az aláírásnak meg kell egyeznie a vonatkozó opciós szerződésen vagy szerződéseken feltüntetett névvel, bármilyen módosítás, kibővítés vagy egyéb változtatás nélkül. Amennyiben a neve az opciós szerződés megkötése óta jogszerűen változott meg, úgy kérjük, hogy igazolja a jogszerű névváltozást.

Amennyiben a jelen visszavonási nyilatkozatot vagyonkezelő, végrehajtó, adminisztrátor, gyám vagy gondnok, megbízott, gazdasági társaság tisztségviselője vagy egyéb vagyonkezelői vagy képviseleti joggal rendelkező személy írja alá, az ilyen személy köteles ezt a tényt az aláíráskor feltüntetni és képviseleti jogosultságát a Sanmina-SCI számára megfelelő módon igazolni, amely igazolást a visszavonási nyilatkozattal együtt be kell nyújtani.

3.                                    Egyéb, a visszavonási nyilatkozattal kapcsolatos információ

Az aláírás mellett Ön köteles a visszavonási nyilatkozaton a nevét nyomtatott betűkkel feltüntetni, valamint az aláírás dátumát megjelölni. Köteles továbbá a jelenlegi e-mail címét megadni, illetve amennyiben rendelkezik Sanmina-SCI munkavállalói számmal, úgy ezt a számot is fel kell tüntetnie.

4.                                      Kérdések és további példányok igénylése

Amennyiben a Csereajánlatból, az igénylő lapból vagy a jelen visszavonási nyilatkozatból további példányokra lenne szüksége, kérjük, forduljon Annie Russell-hez, akinek az elérhetőségi adatait fentebb találja. Az opciós csere ajánlattal kapcsolatos közvetlen kérdéseivel Richard Edde Urat (Senior Stock Administrator) keresheti, akinek elérhetőségi adatai az alábbiak:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

E-mail: richard.edde@sanmina-sci.com

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A másolatokat haladéktalanul elkészítik a Sanmina-SCI költségére.

5.                                      Szabálytalanságok

Saját hatáskörben fogunk dönteni bármely olyan kérdésben, amely a dokumentumok érvényességét, formáját, megfelelőségét érinti, ideértve a kézhezvétel időpontját és bármely visszavonási nyilatkozat elfogadását. A fenti kérdésekben hozott döntésünk végleges és valamennyi érintett felet kötelezi. Fenntartjuk magunknak a jogot, hogy bármely visszavonási nyilatkozatot elutasítsunk, ha azt állapítjuk meg, hogy az nem megfelelő formában került benyújtásra vagy az elfogadása jogszerűtlen lenne. Fenntartjuk továbbá magunknak a jogot, hogy bármely az ajánlatban megnevezett feltételről lemondjunk, vagy bármely visszavonási nyilatkozatban meglévő hibától vagy szabálytalanságtól eltekintsünk, feltéve, hogy amennyiben bizonyos feltételekről lemondunk, illetve hibáktól vagy szabálytalanságoktól eltekintünk, úgy ezt az adott országban illetőséggel bíró valamennyi opciós jogosult, illetve az adott országban megtett valamennyi opciós ajánlat tekintetében megtesszük. Bármely visszavonási nyilatkozat csak akkor tekinthető megfelelően megtett nyilatkozatnak, ha a visszavonásról nyilatkozó opciós jogosult valamennyi esetleges hibát vagy szabálytalanságot kiküszöbölt, vagy mi azoktól eltekintettünk. Sem mi, sem egyéb személy nem köteles az esetleges hibákról vagy szabálytalanságokról értesítést küldeni, és az ilyen értesítések elmaradásáért senkit nem terhel felelősség. A jelen ajánlat egyszeri ajánlat, az ajánlati határidő szigorúan betartásra kerül, azzal, hogy az ajánlat elfogadására nyitva álló időtartam - kizárólag a saját hatáskörünkben meghozott döntés alapján - meghosszabbítható.

Fontos: A visszavonási nyilatkozatot és valamennyi egyéb megkívánt dokumentumot el kell küldeni Annie Russell részére az ajánlat lejáratának napján vagy azt megelőzően.

6.                                      További elolvasandó dokumentumok

Kérjük, győződjön meg arról, hogy mielőtt meghozza a részvételre, illetve a visszavonásra vonatkozó döntését, az alábbi dokumentumokat elolvasta: Csereajánlat, valamennyi, a jelen dokumentumban hivatkozott dokumentum, Jure Sola 2007. július 30-án kelt tájékoztatója és az opciós csereprogram összefoglalója.

7.                                    Fontos adójogi információk

Adójogi kérdések tekintetében kérjük, hogy tanulmányozza az Ön országára vonatkozó, Összefoglaló az Opciós Csereprogram és Új Opciók Kibocsátásának Adójogi Vonzatairól címet viselő anyagot. Javasoljuk továbbá, konzultáljon saját adótanácsadójával, mielőtt az ajánlatban történő részvételről, illetve a visszavonásról döntést hoz.

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Withdrawal Form
Mexico

RENUNCIA DE OPCIONES ELEGIBLES

SANMINA-SCI CORPORATION
OFERTA PARA EL INTERCAMBIO DE CIERTAS OPCIONES EN CIRCULACIÓN POR NUEVAS OPCIONES

FORMA DE RENUNCIA

Usted ha recibido: (1) una copia de la Oferta de Intercambio de Ciertas Opciones en Circulación por Nuevas Opciones (la “Oferta de Intercambio”); (2) el memorándum enviado por Jure Sola, de fecha 30 de julio del 2007; (3) el resumen del programa de intercambio de opciones; (4) una forma de elección (y las instrucciones que la acompañan);(5) Resumen del Tratamiento Fiscal del Programa de Intercambio de Títulos Opcionales y Otorgamiento de Nuevos Títulos Opcionales para su país y (6) la presente forma de renuncia (y las instrucciones que la acompañan). Usted firmó y devolvió la forma de elección, por medio de la cual, usted voluntariamente eligió ACEPTAR la oferta de intercambio de Sanmina-SCI de algunas o todas sus opciones elegibles. Usted debería enviar esta forma UNICAMENTE, si voluntariamente modifica su elección y RECHAZA la oferta de Sanmina-SCI para intercambiar algunas o todas las opciones elegibles de su propiedad.  POR FAVOR SIGA LAS INSTRUCCIONES ANEXAS A LA PRESENTE FORMA.

Para renunciar a su elección de intercambio de algunas o de todas sus opciones elegibles, usted deberá firmar, fechar y enviar vía facsimile o correo interno de la compañía debidamente llenada en su totalidad la forma de renuncia anexa hasta las 9:00 p.m. del 27 de agosto del 2007 a Verónica Tunas en:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Sólo los documentos que estén completamente llenados, firmados y efectivamente recibidos por Verónica Tunas para el término del plazo, serán aceptados.

Usted debería tomar en cuenta que si usted renuncia a su aceptación para participar en la oferta en relación a todas sus opciones elegibles, no recibirá opciones nuevas emitidas en vez de opciones que usted renuncia ejercer. Usted mantendrá todas sus opciones previas. Estas opciones seguirán siendo reguladas por el plan de acciones bajo el cual se otorgaron y por los contratos de opciones existentes celebrados por usted y Sanmina-SCI.

Usted podrá voluntariamente cambiar la presente renuncia, y elegir nuevamente el intercambio de algunas o todas sus opciones elegibles, enviando una nueva forma de elección vía facsimile o correo interno de la compañía a Verónica Tunas para las 9:00 p.m., hora de California del 27 de agosto del 2007

FORMA DE RETIRO

Por favor indique el cuadro correspondiente:

☐                                Deseo renunciar a mi elección de intercambiar y en vez de ello, RENUNCIO a la oferta de intercambio de mis opciones. No deseo intercambiar opción alguna.

O

☐                                  Deseo renunciar a mi elección de intercambiar opciones respecto de las opciones elegibles que se indican a continuación (por favor enliste). Cualesquier opciones previamente por mi elegidas para su intercambio pero no renunciadas conforme a lo que se indica a continuación, serán consideradas para la oferta de intercambio. No deseo intercambiar las opciones que se enlistan a continuación:

Número de Opción	Fecha en que fue Otorgada

Por favor firme la presente forma de renuncia, escriba a máquina su nombre exactamente como aparece en la forma de elección.

Firma del Empleado

Nombre del Empleado (Por favor escribir a máquina)	Número de Empleado

Fecha	Dirección de Correo Electrónico

REGRESAR A VERONICA TUNAS A MAS TARDAR A LAS 9:00 P.M., HORA DE California DEL 27 DE
AGOSTO DEL 2007.

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SANMINA-SCI CORPORATION
OFERTA DE INTERCAMBIO DE CIERTAS OPCIONES EN CIRCULACIÓN POR NUEVAS OPCIONES

INSTRUCCIONES PARA EL LLENADO DE LA FORMA DE RENUNCIA

PARTE INTEGRAL DE LOS TÉRMINOS Y CONDICIONES DE LA OFERTA

1.              Entrega de la Forma de Renuncia.

Copia de una forma de renuncia debidamente completada en su totalidad y firmada deberá ser enviada vía facsimile o correo interno de la compañía y recibida para las 9:00 p.m., hora de California, del 27 de agosto del 2007, por Verónica Tunas en:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Si Sanmina-SCI amplia el plazo de la oferta, la forma de renuncia debidamente completada en su totalidad deberá ser recibida por Verónica Tunas  para la fecha y hora en que llegue a su término el plazo por el que se hubiere ampliado la oferta.

La entrega de todos los documentos requeridos, incluyendo las formas de renuncia, es bajo su propio riesgo. Se considerará que la entrega fue realizada sólo cuando los documentos sean efectivamente recibidos por Sanmina-SCI.  En todos los casos, usted deberá cerciorarse de enviar los documentos con suficiente tiempo para su entrega oportuna. Sólo los documentos debidamente completados, firmados y efectivamente recibidos por Verónica Tunas a más tardar en el término del plazo, serán aceptados. Se tiene intención de confirmar la entrega efectiva de su forma de elección y/o cualquier forma de renuncia, ya sea por correo electrónico o por cualquier otro medio, dentro de los cuatro (4) días hábiles siguientes en los Estados Unidos de América a la recepción de su forma de elección y/o la forma de renuncia. Si usted no ha recibido confirmación ya sea por correo electrónico o por cualquier otro medio, usted tendrá que verificar la confirmación de la recepción efectiva de su forma de elección y/o forma de retiro hasta las 9:00 p.m., hora de California, del 27 de agosto del 2007.

A pesar del envío de la forma de renuncia por la que usted está renunciando a la oferta respecto a algunas o todas sus opciones previamente ejercidas, usted podrá cambiar de opinión y reelegir intercambiar algunas o todas de las opciones ya renunciadas hasta antes del término del plazo de la oferta. Usted deberá tomar en cuenta que no podrá rescindir ninguna renuncia y se entenderá no debidamente llevada a cabo la renuncia a opciones elegibles para efectos de la oferta, a menos que usted debidamente re-elija intercambiar dichas opciones antes de la fecha de término de la oferta.  Si Sanmina-SCI amplía el plazo de la oferta más allá de dicho término, usted podrá re-ejercer el derecho de aceptación de intercambio de opciones en cualquier tiempo hasta el término del plazo según la oferta haya sido ampliada.

Para re-elegir el ejercicio del intercambio de algunas o todas las opciones elegibles, usted tendrá que enviar vía facsimile o correo interno de la compañía una forma de elección posterior, firmada con la información solicitada, para las 9:00 p.m., hora de California, del 27 de agosto de 2007, a Verónica Tunas:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

El ejercicio de las opciones no será propiamente ejercido para efectos de esta oferta, a menos que las opciones objeto de la renuncia de intercambio sean nuevamente objeto del debido ejercicio del derecho de intercambio antes de la fecha de término del plazo de la oferta mediante el envío de una nueva forma de elección siguiendo los procedimientos establecidos en la propia forma de elección. Esta nueva forma de elección deberá ser firmada y fechada posteriormente a la forma de elección original y a cualquier otra forma de renuncia que haya sido enviada previamente. Contra la recepción de dicha nueva forma de elección, debidamente llenada, firmada y fechada, cualquier forma de elección o de renuncia previa no será tomada en cuenta y será considerada como sustituida en su totalidad por la nueva forma de elección. Usted quedará obligado por la más reciente forma de elección o de renuncia debidamente recibida previamente a la fecha del término.

A pesar de que es nuestra intención enviarle un correo electrónico u otro medio de confirmación la recepción de esta forma de renuncia, por la mera firma de la presente renuncia, usted renuncia al derecho de recibir cualquier notificación de renuncia al ejercicio de intercambio de las opciones.

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2.                                     Firma de la presente Forma de Renuncia.

En el caso de que la presente forma de renuncia sea firmada por el tenedor de las opciones elegibles, deberá coincidir la firma en ella contenida con el nombre indicado en la carátula del contrato o contratos de opciones correspondientes, no deberá estar alterada, adicionada o modificada de manera alguna. Si su nombre ha cambiado legalmente a partir de la fecha de firma de su contrato de opciones, por favor entregue evidencia legal del cambio de de nombre.

Si la presente forma de renuncia ha sido firmada por un fiduciario, ejecutor, administrador, custodio, apoderado o representante legal de una entidad mercantil u otra persona que actúe como fiduciario o representante legal con capacidad suficiente, dicha persona deberá entonces indicar la capacidad con la que actúa al momento de firmar, y documento que evidencie satisfactoriamente la capacidad bajo la cual actúa dicha persona, deberá ser entregado a Sanmina-SCI, conjuntamente con la presente forma de renuncia.

3.                                      Otra Información de esta Forma de Elección.

Además de firmar esta forma de renuncia, usted deberá imprimir su nombre e indicar la fecha en la que usted firma. Usted podrá también incluir su dirección de correo electrónico, si dispone de alguna, el número de empleado de Sanmina-SCI.

4.                                      Solicitud de Asistencia o de Copias Adicionales.

Peticiones para recibir copias adicionales de la Oferta para el Intercambio, la forma de elección, o esta forma de renuncia pueden ser dirigidas a Veronica Tunas, cuya información de contacto es proporcionada arriba.  Usted deberá dirigir preguntas sobre el programa de intercambio de opciones a Richard Edde, nuestro Administrador de Acciones Principal, a:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134
Tel:  (408) 964-3242
E-mail:  richard.edde@sanmina-sci.com

Las copias serán proporcionadas puntualmente a propia costa de Sanmina-SCI.

5.                                      Irregularidades.

Nosotros resolveremos, a propia discreción, todas las preguntas relacionadas con esta forma u otros documentos, la validez de esta forma, la facultad de ser elegido, incluyendo el momento de la recepción y aceptación de cualesquiera formas de renuncia. Nuestra resolución en relación a dichas cuestiones será definitiva y obligatoria para todas las partes. Nos reservamos el derecho para rechazar cualquier forma de renuncia o cualquier opción elegida para intercambio respecto de la cual concluyamos que no está en forma apropiada o que sea legalmente inaceptable.  También nos reservamos el derecho de otorgar renuncias a o dispensar la aplicación de cualquiera de las condiciones de la oferta, incluyendo la renuncia que se cause por cualquier irregularidad de cualquier aceptación de la oferta respecto de cualesquiera de las formas de renuncia o respecto de cualquier tenedor en específico de opciones, en el entendido de que si se otorgan dichas renuncias serán aplicables a todos las opciones y tenedores de opciones de un país en concreto.  Se entenderá que las renuncias a la oferta no han sido debidamente llevadas a cabo hasta en tanto no sea resuelta cualquier irregularidad o defecto por quien ejerce la renuncia, o siempre y cuando dicho defecto o irregularidad sea objeto de dispensa por nuestra parte.  Ni nosotros o ninguna otra persona está obligada a notificar defectos o irregularidades derivadas de la aceptación de ofertas, ni ninguno de ellos incurrirá en obligación o responsabilidad alguna por la omisión de dicha notificación. Esta es una oferta única y respetaremos enfáticamente el periodo de ejercicio, que está sujeto únicamente a que sea prolongado a nuestra entera discreción.

Importante: La forma de renuncia junto con todos los documentos solicitados deberán ser recibidos Verónica Tunas, en o antes de la fecha de término.

6.                                      Documentos Adicionales objeto a Revisarse.

Usted debería asegurarse de recibir los documentos de la Oferta de Intercambio y todos los documentos que en ella se relacionan, el memorándum de Jure Sola de fecha 30 de julio del 2007 y el resumen del programa de intercambio de opciones, antes de decidir participar en o renunciar a la oferta.

7.                                      Información Fiscal Importante.

Para información respecto al tratamiento fiscal por favor diríjase al Resumen del Tratamiento Fiscal del Programa de Intercambio de Títulos Opcionales y Otorgamiento de Nuevos Títulos Opcionales para su país. También recomendamos consular a sus asesores personales antes de decidir si participa o no en la presente oferta.

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